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                                                                   EXHIBIT 10.14


Tucker, Georgia                                  Up to $200,000 Principal Amount
November 26, 1997

                         DEMAND SECURED PROMISSORY NOTE

        FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of the persons (individually, a "Lender," and collectively, the "Lenders") named on Schedule I, as such Schedule may be amended from time to time pursuant hereto ("Schedule I"), at their respective addresses set forth on Schedule I or at such other place or places as the respective Lenders may from time to time designate with respect to themselves, the aggregate principal sum of TWO HUNDRED THOUSAND and NO/100 Dollars ($200,000.00), or such lesser principal amount as may be advanced from time to time to Borrower by the Lenders and set forth on
Schedule I, together with interest thereon at the rate or rates hereafter specified and any and all other sums which may be owing to the Lenders by Borrower pursuant to this Promissory Note. The Borrower shall pay to each Lender the principal amounts set forth by such Lender's name on Schedule I, plus interest, under the terms and conditions of this Promissory Note.

1. INTEREST. From the date hereof until all sums due hereunder, including principal, interest, charges, fees and expenses are paid in full, the principal amount outstanding from time to time pursuant to this Promissory Note shall bear interest at the fixed per annum rate of 10%.

2. CALCULATION OF INTEREST. Interest shall be calculated on the basis of a 360 day year applied to the actual days on which there exists an unpaid balance hereunder.

3. REPAYMENT. BORROWER SHALL MAKE PAYMENTS OF PRINCIPAL AND ALL UNPAID INTEREST, EXPENSES, CHARGES AND OTHER FEES IN FULL TO A LENDER ON DEMAND BY SUCH LENDER, WHICH MAY BE MADE AT ANY TIME, WITHOUT NOTICE, AND WITHOUT REGARD TO WHETHER A DEFAULT HAS OCCURRED. No Lender shall have the right to demand or require that payment be made to any other Lender. All accrued and unpaid interest shall be paid by Borrower on the first day of each successive month, beginning on January 1, 1998, and continuing until the maturity of this Promissory Note (whether upon demand, stated maturity, acceleration or otherwise) at which time all sums due hereunder, including principal, interest, charges, fees and expenses, shall be paid in full.

4. LATE PAYMENT CHARGE. If any payment due hereunder (including any payment in whole or in part of principal) is not received by a Lender within 15 calendar days after its due date, Borrower shall pay a late payment charge equal to 5% of the amount then due.

5. APPLICATION OF PAYMENTS. All payments made pursuant to this Promissory Note shall be applied first to accrued and unpaid interest, then to unpaid expenses and charges payable hereunder, and then to principal, or in such other order or proportion as any Lender, in such Lender's sole discretion, may elect from time to time with respect to such amounts owed to such Lender.


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6.      USE OF PROCEEDS. Borrower represents and agrees that the proceeds of the loan evidenced by this Promissory Note shall be used solely for working capital business purposes (namely, to purchase inventory necessary to launch Borrower's nutritional product line) and shall not be used for any personal, family, household, consumer or other purpose, including but not limited to the purchase or carrying of margin stock or other securities.

7. SECURITY. Sums due under this Promissory Note are secured by, and Borrower hereby assigns, conveys and grants a security interest to each Lender named on Schedule I, jointly and severally, in and to, all tangible and intangible property, property rights and assets of Borrower now owned or hereafter acquired, including but not limited to all accounts, receivables, money, securities, equipment, furniture, fixtures, inventory, goods, software, patents, trademarks, service marks, tradenames, copyrights, works, works in progress, programs, program documentation, intellectual property and rights, contracts, contract rights, instruments, documents, general intangibles, chattel paper, notes, and other choses in action, all deposits and property of Borrower now or at any time hereafter in the possession of the Lenders, and all proceeds and products of the foregoing and all rights related thereto. In addition, this Promissory Note is secured by all property described as collateral in any security agreement, financing statement, mortgage, deed of trust, pledge agreement or other document previously, simultaneously, or hereafter entered into by Borrower in connection with any obligation or liability of Borrower to the Lenders, such other security document(s) including but not limited to the UCC-1 financing statement of even date herewith. This Promissory Note specifically incorporates by reference, as if fully set forth herein, all of the language and provisions of the security documents described generally or specifically above. The lien created by the security interest granted herein shall not expire until each Lender named on Schedule I has been paid all amounts due under this Promissory Note.

8.      DEFAULT.  Any of the following  will be a default under this  Promissory
        Note: (a) failure to pay any principal, expense, fee, charge or interest when due, or failure to perform any other obligations hereunder; (b) a default by any Borrower upon any of the existing or future obligations of any Borrower to the Lenders; (c) a default in any other agreement, instrument or document between Borrower and any Lender, including, without limitation, any security document referred to above, whether previously, simultaneously, or hereafter entered into; (d) a material adverse change in the financial condition of Borrower from that expressed in the financial statement most recently submitted to the Lenders prior to the date of this Promissory Note, as determined in good faith by the Lenders in their sole discretion; (e) institution of bankruptcy, insolvency, reorganization or receivership proceedings by or against Borrower in any state or federal court; (f) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors' rights law for any property of Borrower; (g) failure of Borrower to furnish to the Lenders such collateral or additional collateral as the Lenders may in good faith request; (h) any warranty, representation, or statement to the Lenders by or on behalf of Borrower proving to have been incorrect in any material respect when made or furnished; (i) the occurrence of any event which is, or would be with the passage of time or the giving of notice or both, a default under any indebtedness of Borrower to any person other than the Lenders; (j) any material loss, theft or substantial damage,


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        not fully insured for the benefit of the Lenders, to any of the assets of Borrower, or the sale, transfer, lease, encumbrance or other disposition of all or any material part of the assets of Borrower other than in the ordinary course of business of Borrower; (k) the entry of any final judgment against Borrower for the payment of money in excess of $5,000; (l) the levy upon or attachment of any assets of Borrower;
        (m) the recordation of any federal, state or local tax lien against Borrower; (n) a change of ownership or dissolution, merger, consolidation, liquidation or reorganization of Borrower; (o) the failure of Borrower to furnish to the Lenders such financial information as the Lenders may require from time to time; or (p) the determination in good faith by Lenders who hold, in the aggregate, a majority of the outstanding principal amount of this Promissory Note (a "Majority in Interest of the Lenders"), in their sole discretion, that the ability of Borrower to pay or perform any of its obligations to the Lenders is impaired for any reason.

9. REMEDIES. Upon a default, in addition to all other rights and remedies available to the Lenders under any other document or agreement between Borrower and the Lenders or under applicable law (including the Uniform Commercial Code), a Majority in Interest of the Lenders, in their sole discretion and without notice or demand, may: (a) raise the rate of interest accruing on the unpaid balance due under this Promissory Note by two percentage points above the rate of interest otherwise applicable, independent of whether the Lenders elect to accelerate the unpaid principal balance as a result of such default;
        (b) declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable; and (c) exercise any rights of a secured creditor under the Uniform Commercial Code and other law, including the right to take possession of the collateral without the use of judicial process or hearing of any kind and the right to require the debtor to assemble the collateral at such place(s) as the Lenders may specify. Borrower agrees that a default under this Promissory Note is a default by Borrower under all other liabilities and obligations of Borrower to the Lenders, and that the Lenders shall have the right to declare immediately due and payable all of such other liabilities and obligations. Borrower agrees that any notice required to be given under applicable law or otherwise in connection with the Lenders' exercise of their remedies hereunder shall be deemed to be reasonable if given at least five business days in advance at the address set forth below by Borrower's signature. Borrower waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

10. INTEREST RATE AFTER JUDGMENT. If judgment is entered against Borrower on this Promissory Note, the amount of the judgment entered (which may include principal, interest, charges, fees, and expenses) shall bear interest at the higher of the above described default interest rate as determined on the date of the entry of the judgment, or the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

11. EXPENSES OF COLLECTION. Borrower shall pay all costs and expenses incurred by the Lenders in collecting sums due under this Promissory Note, including without limitation the


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        costs of any lien, judgment or other record searches, appraisals, travel expenses and the like. In addition, if this Promissory Note is referred to an attorney for collection, whether or not suit has been filed, Borrower shall pay all of the Lenders' costs, fees (including, but not limited to, the Lenders' attorneys' fees, charges and expenses) and all other expenses resulting from such referral.

12. NEGOTIABLE INSTRUMENT. Borrower agrees that this Promissory Note shall be deemed to be a negotiable instrument, even though this Promissory Note may not qualify under applicable law, absent this paragraph, as a negotiable instrument.

13. WAIVERS. Borrower, and all parties to this Promissory Note, whether maker, endorser or guarantor, waive presentment, demand, notice of dishonor and protest.

14. EXTENSIONS OF MATURITY. All parties to this Promissory Note, whether maker, endorser or guarantor, agree that the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging or affecting the liability of such party.

15. NOTICES. Any notice or demand required or permitted by or in connection with this Promissory Note, without implying the obligation to provide any notice or demand, shall be in writing at the addresses set forth below or to such other address as may be hereafter specified by written notice to the Lenders by Borrower or by a Lender to the Borrower, as the case may be. Any such notice or demand shall be deemed to be effective as of the date of hand delivery or facsimile transmission, one day after dispatch if sent by telegram, mailgram, overnight delivery, express mail or Federal Express, or three days after mailing if sent by first class mail with postage prepaid.

16. ASSIGNABILITY. This Promissory Note may be assigned by the Lenders or any holder at any time.

17. ADDITION OF LENDERS. Schedule I may be amended from time to time in accordance with this Section 17 in order to add parties as Lenders ("Additional Lenders") under this Promissory Note and to set forth any increases in amounts advanced by a Lender; provided, however, that in no event may the aggregate principal amount advanced by the Lenders under this Promissory Note exceed $200,000. Subject to such $200,000 limitation, (i) parties may be added to this Promissory Note as Additional Lenders and their names, addresses and the principal amounts advanced by them may be added to Schedule I upon the written consent of the Borrower and such Additional Lenders and without the consent of any other Lender, and (ii) Schedule I may be amended to reflect any increase in the amount advanced by a Lender upon the written consent of the Borrower and such Lender and without the consent of any other Lender.

18. JOINT AND SEVERAL LIABILITY. If more than one person or entity is executing this Promissory Note as Borrower, all liabilities under this Promissory Note shall be joint and several with respect to each of such persons or entities.


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19.     BINDING NATURE. This Promissory Note shall inure to the benefit of and be enforceable by each Lender and its successors and assigns and any other person to whom such Lender may grant an interest in Borrower's obligations to the Lender, and shall be binding and enforceable against Borrower and Borrower's personal representatives, successors and assigns.

20. INVALIDITY OF ANY PART. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note, and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

21. MAXIMUM RATE OF INTEREST; COMMERCIAL LOAN. Notwithstanding any provision of this Promissory Note to the contrary, Borrower shall not be obligated to pay interest hereunder in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Promissory Note or the laws of the United States applicable to loans in such state. If any provision of this Promissory Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid hereunder shall be held subject to reduction to the amount allowed under applicable law, and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding under this Promissory Note. Borrower acknowledges that it has been contemplated at all times by Borrower that the laws of the State of Georgia will govern the maximum rate of interest that it is permissible for the Lenders to charge Borrower under this Promissory Note. Borrower warrants that this Promissory Note evidences a loan made solely to acquire or carry on a business or commercial purpose.

22. CHOICE OF LAW; CONSENT TO VENUE AND JURISDICTION. THIS PROMISSORY NOTE SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, EVEN IF THE GEORGIA RULES GOVERNING CONFLICTS OF LAWS WOULD OTHERWISE REQUIRE THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THIS PROMISSORY NOTE. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF THE COURTS OF ANY COUNTY IN THE STATE OF GEORGIA OR TO THE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF GEORGIA IN ANY ACTION OR JUDICIAL PROCEEDING BROUGHT TO ENFORCE, CONSTRUE OR INTERPRET THIS PROMISSORY NOTE.

23. UNCONDITIONAL OBLIGATIONS. Borrower's obligations under this Promissory Note shall be the absolute and unconditional duties and obligations of Borrower and shall be independent of any rights of set-off, recoupment or counterclaim which Borrower might otherwise have against the Lenders, and Borrower shall pay absolutely the payments of principal, interest, fees, charges and expenses hereunder, free of any deductions and without abatement, diminution or set-off.


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24.     ACTIONS AGAINST LENDERS. Any action brought by Borrower against any
        Lender which is based, directly or indirectly, or in whole or in part, upon this Promissory Note or any matter related to this Promissory Note shall be brought only in the courts of the State of Georgia.

25. TIME IS OF THE ESSENCE. Time is of the essence in the payment and performance of this Promissory Note.

26. WAIVER OF JURY TRIAL. BORROWER (BY EXECUTION OF THIS PROMISSORY NOTE) AND EACH LENDER (BY ACCEPTANCE OF THIS PROMISSORY NOTE) AGREE THAT ANY SUIT, ACTION, OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY BORROWER OR THE LENDERS ON OR WITH RESPECT TO THIS PROMISSORY NOTE OR WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THE OBLIGATIONS OF BORROWER TO THE LENDERS UNDER THIS PROMISSORY NOTE, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BORROWER (BY EXECUTION OF THIS PROMISSORY
        NOTE) AND EACH LENDER (BY ACCEPTANCE OF THIS PROMISSORY NOTE) HEREBY EACH EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. BORROWER (BY EXECUTION OF THIS PROMISSORY NOTE) AND EACH LENDER (BY ACCEPTANCE OF THIS PROMISSORY NOTE) ACKNOWLEDGE AND AGREE THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THE AGREEMENT BETWEEN THE PARTIES AND THAT THE LENDERS WOULD NOT ENTER INTO THE TRANSACTION WITH BORROWER IF THIS PROVISION WERE NOT A PART OF THEIR AGREEMENT.


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        IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned hereby executes this Promissory Note under seal, as Borrower, as of the date first written above.

                                          Maxxis Group, Inc.
                                          --------------------------------------

                                          1901 Montreal Road, Suite 108
                                          --------------------------------------
                                          (Street Address)

                                          Tucker, Georgia  30084
                                          --------------------------------------
                                          (City-State-Zip)

                                          (770) 552-4766          (770) 552-8471
                                          --------------------------------------
                                          (Telephone)                (Facsimile)

WITNESS/ATTEST:

/s/ Kelly Wilder                          By: /s/ Thomas O. Cordy         (SEAL)
------------------------------------          ----------------------------
                                              (Authorized Signature)

Kelly Wilder                              Thomas O. Cordy, President/CEO
------------------------------------      --------------------------------
(Print Name)                              (Print Name and Title)


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
                                   SCHEDULE I

NAME AND ADDRESS OF LENDERS                                           PRINCIPAL AMOUNT
---------------------------                                           ----------------
Glenn W. Sturm                                                            $50,000
         Nelson Mullins Riley & Scarborough, L.L.P
         First Union Plaza
         999 Peachtree Street, N.E., Suite 1400
         Atlanta, Georgia 30309

Peter C. Quittmeyer                                                        35,000
         Nelson Mullins Riley & Scarborough, L.L.P
         (see address above)

James Walker IV                                                            30,000
         Nelson Mullins Riley & Scarborough, L.L.P
         (see address above)

James Walker III                                                           20,000
         2780 Habersham Road
         Atlanta, Georgia 30305

TAF, L.P.                                                                  20,000
         Nelson Mullins Riley & Scarborough, L.L.P
         (see address above)

William J. Ching                                                           10,000
         Nelson Mullins Riley & Scarborough, L.L.P
         (see address above)

Andrew L. Howell                                                            7,500
         Nelson Mullins Riley & Scarborough, L.L.P
         (see address above)

Terresa R. Tarpley                                                          5,000
         Nelson Mullins Riley & Scarborough, L.L.P
         (see address above)